SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)    June 8, 1998
                                                  ------------------------------


                          CASE RECEIVABLES II INC.
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Charter)


        Delaware                     33-99298                  76-0439709
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)              File Number)            Identification No.)


233 Lake Avenue, Racine, Wisconsin                                     53403
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code     (414) 636-6011
                                                  ------------------------------


                    233 Lake Avenue, Racine, Wisconsin 53403
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




================================================================================

Item 5.    Other Events

         In the Prospectus Supplement dated February 23, 1998, issued under Registration Statement No. 33-99298, the Registrant stated that, following the end of the Funding Period, it would file a report on Form 8-K containing information comparable to that contained in the tables set forth therein regarding the characteristics of the Receivables Pool of Case Equipment Loan Trust 1998-A upon completion of the Funding Period. Following below is such information:



                       Composition of the Receivables
                    as of the end of the Funding Period

  Weighted                                 Weighted       Weighted
  Average       Aggregate                  Average        Average      Average
   APR of        Contract     Number of    Remaining      Original     Contract
Receivables       Value      Receivables    Term           Term         Value
-----------     ---------    -----------  ----------    -----------    --------

8.717%      $591,271,886.71   16,169     46.71 months   52.32 months  $36,568.24


                   Distribution by APR of the Receivables
                    as of the end of the Funding Period


                                                   Aggregate          Percent of
                               Number of            Contract           Aggregate
APR Range                    Receivables               Value      Contract Value
3.00%   to   3.99%                   457        7,378,555.91               1.25%
4.00%   to   4.99%                    83        8,744,802.07               1.48%
5.00%   to   5.99%                   629       15,644,392.30               2.65%
6.00%   to   6.99%                 1,456       32,237,150.61               5.45%
7.00%   to   7.99%                 2,505       72,535,746.92              12.27%
8.00%   to   8.99%                 3,250      211,688,914.45              35.80%
9.00%   to   9.99%                 2,741      129,336,966.36              21.87%
10.00%  to 10.99%                  3,835       83,252,908.06              14.08%
11.00%  to 11.99%                    711       17,813,589.80               3.01%
12.00%  to 12.99%                    258        7,435,495.50               1.26%
13.00%  to 13.99%                    187        3,697,904.95               0.63%
14.00%  to 14.99%                     36          652,161.50               0.11%
15.00%  to 15.99%                      5          212,862.57               0.04%
16.00%  to 16.99%                      5          111,620.25               0.02%
17.00%  to 17.99%                     11          528,815.46               0.09%
                                 -------     ---------------        ------------
Total                             16,169      591,271,886.71             100.00%
                                  ======      ==============         ===========





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




             Distribution by Equipment Type of the Receivables
                    as of the end of the Funding Period



                                                                     Percent of
                                                   Aggregate          Aggregate
                             Number of              Contract           Contract
Type                       Receivables                 Value              Value
Agricultural
         New                     4,227       $169,614,049.01             28.69%
         Used                    6,401        208,290,953.51             35.23

Construction
         New                     3,112        134,478,051.38             22.74
         Used                    2,429         78,888,832.81             13.34
                                ------        --------------            -------
Total                           16,169       $591,271,886.71            100.00%
                                ======       ===============            ======


            Distribution by Payment Frequency of the Receivables
                    as of the end of the Funding Period



                                                                     Percent of
                                                  Aggregate           Aggregate
                            Number of              Contract            Contract
Frequency                 Receivables                 Value               Value
---------                 -----------             ---------            --------
Annual                          8,119       $319,248,315.77              53.99%
Semiannual                        647         30,926,887.82               5.23
Quarterly                         147          3,447,333.85               0.58
Monthly                         7,256        237,649,349.27              40.19
                               ------        --------------              -----


Total                          16,169       $591,271,886.71             100.00%
                               ======        ==============             ======

              Distribution by Current Value of the Receivables
                    as of the end of the Funding Period



                                                                     Percent of
       Contract                                    Aggregate         Aggregate
         Value                 Number of           Contract           Contract
         Range                 Receivables          Value               Value
        -------                -----------         ---------         -----------

$      (0) - 4,999                   1,359      $ 4,550,965.02            0.77%
     5,000 - 9,999                   2,396       17,745,265.82             3.00
   10,000 - 14,999                   2,183       27,135,049.77             4.59
   15,000 - 19,999                   1,607       27,890,183.99             4.72
   20,000 - 24,999                   1,116       24,903,540.81             4.21
   25,000 - 29,999                     871       23,835,990.07             4.03
   30,000 - 34,999                     810       26,252,275.23             4.44
   35,000 - 39,999                     709       26,498,714.05             4.48
   40,000 - 44,999                     623       26,390,466.08             4.46
   45,000 - 49,999                     532       25,225,029.41             4.27
   50,000 - 54,999                     509       26,666,192.01             4.51
   55,000 - 59,999                     426       24,429,527.07             4.13
   60,000 - 64,999                     350       21,860,357.22             3.70
   65,000 - 69,999                     308       20,734,575.02             3.51
   70,000 - 74,999                     291       21,080,874.91             3.57
   75,000 - 99,999                     980       84,932,600.03            14.36
 100,000 - 199,999                     976      124,205,794.90            21.01
 200,000 - 299,999                      83       20,259,929.44             3.43
 300,000 - 499,999                      35       12,958,000.16             2.19
 500,000 - 699,999                       2        1,058,202.10             0.18
 700,000 - 899,999                       1      724,874.620.12             0.12
 900,000 - 1,099,999                     2      1,933,47  0.33             0.33
                                     ------    ----------------          -------



           Total                    16,169     $591,271,886.71          100.00%
                                    ======     ---------------          -------

                 Geographic Distribution of the Receivables
                    as of the end of the Funding Period


                        Percent of                                  Percent of
                         Aggregate                                  Aggregate
State(1)              Contract Value     State                   Contract Value

Alabama....................  2.87%       Nebraska....................... 3.54%
Alaska.....................  0.22        Nevada......................... 0.62
Arizonza...................  1.16        New Hampshire.................. 0.23
Arkansas...................  3.75        New Jersey..................... 0.77
California.................  2.63        New Mexico..................... 0.29
Colorado...................  2.11        New York....................... 1.66
Connecticut................  0.23        North Carolina................. 2.33
Delaware...................  0.43        North Dakota................... 1.09
Florida....................  1.39        Ohio........................... 3.23
Georgia....................  2.94        Oklahoma....................... 1.71
Hawaii.....................  0.07        Oregon......................... 1.11
Idaho......................  1.43        Pennsylvania................... 1.92
Illinois ..................  7.62        Rhode Island................... 0.01
Indiana....................  3.24        South Carolina................. 1.03
Iowa.......................  6.83        South Dakota  ................. 2.47
Kansas  ...................  2.72        Tennessee...................... 2.77
Kentucky...................  1.81        Texas.......................... 7.10
Louisiana..................  1.94        Utah........................... 0.58
Maine......................  0.34        Vermont........................ 0.27
Maryland...................  0.97        Virginia....................... 1.01
Massachusetts..............  0.25        Washington..................... 1.75
Michigan...................  2.51        West Virginia.................. 0.20
Minnesota..................  4.97        Wisconsin...................... 2.05
Mississippi   .............  3.62        Wyoming........................ 0.52
                                                                         ----
Missouri...................  4.76
Montana....................  0.91           Total......................100.00%



--------------------------
(1)      Based on billing addresses of Obligors.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CASE RECEIVABLES II INC.
                                            (Registrant)




Dated: July 2, 1998              By: /s/   Peter Hong
                                     -----------------------------------
                                         Peter Hong
                                         Treasurer